UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 20, 2018

Koldeck, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	333-213744	37-1817132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 9, Alley 27, Section 4, Renai Road, Daan District, Tapei , Taiwan	n/a
(Address of principal executive offices)	(Zip Code)

  Registrant’s telephone number, including area code 852-52389111

______________________________________________________________________________________

 (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

800 North Rainbow Blvd. Ste. 208,Las Vegas, NV 89107
(Former name or former address, if changed since last report.)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On March 20, 2018, Board of Directors of the Registrant dismissed Pinaki & Associates, LLC, its independent registered public accounting firm and engaged Heaton & Company, PLLC, dba Pinnacle Accountancy Group of Utah, as its new independent registered accounting firm.

On October 26, 2017, the PCAOB revoked the PCAOB registration of Pinaki & Associates. The PCAOB found that Pinaki & Associates violated PCAOB rules and Standards in connection with the fiscal year end 2014 audits of four issuer clients.

The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Pinaki & Associates as its independent auditor. None of the reports of Pinaki & Associates on the Company's financial statements for either of the past year or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

Since Pinaki & Associates appointment as our independent registered accounting firm and through March 20, 2018, which included its audits of our financial statements for the years ended April 30, 2017 and 2016, there were (i) no disagreements between the Company and Pinaki & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Pinaki & Associates, would have caused Pinaki & Associates to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Pinaki & Associates with a copy of this Form 8-K and requested that Pinaki & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Pinaki & Associates agrees with the above statements. A copy of such letter, will be filed as Exhibit 16.1 to this Form 8-K upon its receipt.

During year ended April 30, 2017, and in the subsequent interim period through March 20, 2018, the Company has not consulted with Pinaki & Associates regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Pinaki & Associates concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Koldeck, Inc.

Date: March 21, 2018	By:	/s/ Jian Han Chen
Jian Han Chen
President, CEO, CFO, Treasurer and Director

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